Exhibit 10.7

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

PRIMUS THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

Number of Shares of Common Stock: [          ]
Date of Issuance: [          ] [ ], 201_

PRIMUS THERAPEUTICS, INC., a Delaware corporation, (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [          ] , the registered holder hereof or his permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below), upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, [Number] ([Number]) fully paid non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). This Warrant is the Warrant to purchase Common Stock issued pursuant to the terms of that certain letter agreement, dated as of [Date] by and between the Company and the Holder (the “Loan Agreement”) and the representations, warranties, covenants and agreements set forth in the Loan Agreement are deemed incorporated herein by reference.

1. Exercise of Warrant.

a. Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder's election to exercise this Warrant, and (ii) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds. The Holder shall not be required to deliver the original Warrant in order to affect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the second (2nd) Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company's transfer agent (the “Transfer Agent”). On or before the fifth (5th) Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, deliver to be received no later than the Share Delivery Date, to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1.a and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than ten (10) Business Days after any exercise and at its own expense, issue a new Warrant representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised which shall only be delivered upon receipt by the Company of the original Warrant (or in the event that the original Warrant is lost, the delivery of an indemnification undertaking by the Holder to the Company in customary form). No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

b. Exercise Price. For purposes of this Warrant, the term “Exercise Price” means [                   ] Dollars ($[        ]) per share of Common Stock, adjusted, if applicable, in accordance with paragraph c., below.

c. Adjustment. If the Company at any time on or after the Offering (as defined in the Loan Agreement) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Offering combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2.c. shall become effective at the close of business on the date the subdivision or combination becomes effective.

2. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, the Holder, solely in such person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

3. Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company shall forthwith issue and deliver upon the order of the Holder a new Warrant, registered in such name as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

4. Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant in accordance with Section 6 representing the right to purchase the Warrant Shares then underlying this Warrant.

5. Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants in accordance with Section 6 representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

6. Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 3 or Section 5, the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

7. Notices. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 5.a. of the Loan Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to or affecting this Warrant, including without limitation any fact or circumstance giving rise to an adjustment of the Exercise Price, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

8. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

9. Governing Law; Jurisdiction. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, New York law.

10. Interpretation. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11. Remedies. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

12. Transfer. This Warrant may not be offered for sale, sold, transferred or assigned without the written consent of the Company, and other than in compliance with applicable securities laws, provided, however, that the Holder may sell, assign or transfer this Warrant (in whole but not in part) upon written notice to the Company to any Family Member. For purposes of this Warrant, the term “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests.

13. Expiration. This Warrant shall have no expiration date.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

PRIMUS THERAPEUTICS, INC.

By: _________________________
Name: [          ]
Title:   [          ]

Exhibit A to Form of Warrant

Exercise Notice Pursuant to Warrant dated [ ] [ ], 201_

To:
Primus Therapeutics, Inc.
23 Orchard Road, Suite 105
Skillman, NJ 08850

Attention: Chief Financial Officer

This Exercise Notice is delivered pursuant to Section [       ] of the Warrant to Purchase Common Stock of Primus Therapeutics, Inc. dated [              ] [    ], 201_ (the “Warrant”). Capitalized terms used herein and not otherwise defined have the meanings specified in the Warrant.

1.         The undersigned Holder hereby gives notice that it is exercising the right to purchase _________________of the shares of Common Stock, par value $0.001 per share, of Primus Therapeutics, Inc., a Delaware corporation, for an Aggregate Purchase Exercise Price. Such payment if being remitted (check below as applicable):

[ ]	by bank wire transfer of immediately available funds to the Company’s account

[ ]	by certified or bank cashier’s check enclosed herewith

2.         Holder requests that the certificates evidencing the Warrant Shares be issued as follows:

Legal Name: _______________________________________
First Middle Name/Initial Last
Address: _______________________________________
Street Address
_______________________________________
Suite/Apartment No.
_______________________________________ _______________________
City/State Zip Code

Name of Registered Warrant Holder: _______________________________________

Authorized Signature: _______________________________________

Name/Title: _______________________________________

Date: _______________________________________

Schedule 1

Company Wire Instructions

Schedule 3

Exceptions to Company’s Representations and Warranties

The Company disclaims any representation or warranty that, as of the date of this letter Agreement, it has sufficient authorized shares to issue the Shares or the Warrant Shares. The Company covenants and agrees that it will amend its Certificate of Incorporation in connection with the Offering and that, subsequent to such amendment, the Company will have sufficient authorized shares to issue the Shares and the Warrant Shares.